UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

1307 Point Street, Baltimore, MD 21231

(Address of principal executive offices)

David Oestreicher

1307 Point Street, Baltimore, MD 21231

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual Shareholder Report

December 31, 2025

Equity Income ETF (TEQI)

Principal Listing Exchange: NYSE Arca, Inc.

This annual shareholder report contains important information about Equity Income ETF (the "fund") for the period of January 1, 2025 to December 31, 2025. You can find the fund’s prospectus, financial information on Form N-CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information at www.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1-800-638-5660 or info@troweprice.com or by contacting your intermediary.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Equity Income ETF	$58	0.54%

What drove fund performance during the past 12 months?

  U.S. equities rose in 2025, rebounding from early tariff concerns after a temporary implementation pause that allowed for improved trade negotiations. Favorable corporate earnings, investor interest in artificial intelligence and high-growth companies, supportive tax legislation, and Federal Reserve interest rate cuts contributed to sustained market strength despite persistent elevated inflation throughout the year.

  Versus the Russell 1000 Value Index, stock selection in industrials and business services led contributors to relative performance. GE Aerospace shares rose over the year as robust commercial aviation demand drove strong financial results and consistent guidance raises. Solid aftermarket services, operational improvements, and a substantial order backlog aided revenue visibility, with increased share buybacks and dividends further supporting investor confidence. An underweight exposure and stock choices in consumer discretionary, particularly Las Vegas Sands, also added value.

  In contrast, stock selection in information technology detracted from relative performance. Our zero-weight exposure to Micron Technology had a negative impact on the portfolio, as the stock generated triple-digit returns in the benchmark, driven by surging demand for high-bandwidth memory and DRAM from hyperscalers investing in artificial intelligence infrastructure. In materials, stock choices also hindered results, particularly International Paper.

  The portfolio is actively managed and seeks substantial dividend income and capital growth by investing in the dividend-paying stocks of established companies that appear undervalued. Notable changes in absolute positioning during the period included an increased exposure to communication services and a lower allocation to consumer staples.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of December 31, 2025

	ETF (Based on Net Asset Value)	Regulatory Benchmark	Strategy Benchmark
8/4/20	10,000	10,000	10,000
9/30/20	9,830	10,206	10,078
12/31/20	11,901	11,705	11,716
3/31/21	13,479	12,448	13,034
6/30/21	14,107	13,473	13,713
9/30/21	13,959	13,460	13,606
12/31/21	15,026	14,708	14,663
3/31/22	15,431	13,932	14,555
6/30/22	13,795	11,605	12,778
9/30/22	12,913	11,087	12,060
12/31/22	14,538	11,883	13,558
3/31/23	14,384	12,737	13,694
6/30/23	14,856	13,805	14,252
9/30/23	14,437	13,356	13,801
12/31/23	15,932	14,968	15,112
3/31/24	17,368	16,467	16,470
6/30/24	17,280	16,997	16,113
9/30/24	18,481	18,056	17,633
12/31/24	18,007	18,531	17,283
3/31/25	18,662	17,656	17,652
6/30/25	19,031	19,597	18,321
9/30/25	19,730	21,199	19,297
12/31/25	20,404	21,709	20,032

202505-4541202, 202601-5112561

ETF787-052 02/26

Average Annual Total Returns

Fund	1 Year	5 Years	Since Inception 8/4/20
Equity Income ETF (Based on Net Asset Value)	13.31%	11.38%	14.10%
Russell 3000 Index (Regulatory Benchmark)	17.15%	13.15%	15.41%
Russell 1000 Value Index (Strategy Benchmark)	15.91%	11.33%	13.71%

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The fund’s past performance is not a good predictor of the fund’s future performance. Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$368,105
  Number of Portfolio Holdings125
  Investment Advisory Fees Paid (000s)$1,698
  Portfolio Turnover Rate17.2%

What did the fund invest in?

Sector Allocation (as a % of Net Assets)

Financials	23.2%
Health Care	13.7
Industrials & Business Services	13.1
Information Technology	10.3
Energy	8.4
Consumer Staples	7.0
Communication Services	6.7
Utilities	6.3
Consumer Discretionary	4.2
Other	7.1

Top Ten Holdings (as a % of Net Assets)

Alphabet	3.5%
Southern	2.2
QUALCOMM	2.1
MetLife	2.1
Citigroup	2.1
JPMorgan Chase	2.0
Charles Schwab	1.9
Boeing	1.9
TotalEnergies	1.7
Bank of America	1.7

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Frank Russell Company "LSE" does not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Equity Income ETF (TEQI)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Principal Listing Exchange: NYSE Arca, Inc.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$23,735	$23,525
Audit-Related Fees	-	-
Tax Fees	125	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,862,000 and $1,262,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a – b) Report pursuant to Regulation S-X.

Financial Statements and Other Information
December 31, 2025
T. ROWE PRICE
TEQI	Equity Income ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

T. ROWE PRICE EQUITY INCOME ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 40.52	$ 36.53	$ 34.10	$ 36.08	$ 29.49
Investment activities
Net investment income(1)(2)	0.80	0.79	0.80	0.74	0.64
Net realized and unrealized gain/loss	4.56	3.95	2.40	(1.93)	7.04
Total from investment activities	5.36	4.74	3.20	(1.19)	7.68
Distributions
Net investment income	(0.77)	(0.75)	(0.77)	(0.70)	(0.59)
Net realized gain	-	-	-	(0.09)	(0.50)
Total distributions	(0.77)	(0.75)	(0.77)	(0.79)	(1.09)
NET ASSET VALUE
End of period	$ 45.11	$ 40.52	$ 36.53	$ 34.10	$ 36.08
Ratios/Supplemental Data
Total return, based on NAV(2)(3)	13.31%	13.03%	9.59%	(3.25)%	26.25%
Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.54%	0.54%	0.54%	0.54%	0.54%
Net expenses after waivers/payments by Price Associates	0.54%	0.54%	0.54%	0.54%	0.54%
Net investment income	1.88%	1.97%	2.34%	2.13%	1.85%
Portfolio turnover rate(4)	17.2%	19.6%	20.4%	19.7%	24.5%
Net assets, end of period (in thousands)	$ 368,105	$ 263,799	$ 140,451	$ 99,063	$ 57,722

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(4)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

December 31, 2025
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)

COMMON STOCKS 99.0%
COMMUNICATION SERVICES 6.7%
Entertainment 1.0%
Walt Disney	33,162	3,773
		3,773
Interactive Media & Services 4.1%
Alphabet, Class A	23,259	7,280
Alphabet, Class C	17,959	5,635
Meta Platforms, Class A	3,263	2,154
		15,069
Media 1.2%
Comcast, Class A	54,408	1,626
News, Class A	113,864	2,974
		4,600
Wireless Telecommunication Services 0.4%
T-Mobile US	6,607	1,342
		1,342
Total Communication Services		24,784
CONSUMER DISCRETIONARY 4.2%
Automobiles 0.1%
General Motors	4,054	329
		329
Broadline Retail 1.5%
Amazon.com (1)	24,195	5,585
		5,585

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Hotels, Restaurants & Leisure 1.3%
Las Vegas Sands	72,464	4,717
		4,717
Leisure Products 0.4%
Mattel (1)	74,389	1,476
		1,476
Specialty Retail 0.9%
Home Depot	9,754	3,356
		3,356
Total Consumer Discretionary		15,463
CONSUMER STAPLES 7.0%
Beverages 0.1%
Keurig Dr Pepper	11,822	331
		331
Consumer Staples Distribution & Retail 0.6%
Dollar General	672	89
Walmart	18,690	2,082
		2,171
Food Products 1.0%
Conagra Brands	42,975	744
Tyson Foods, Class A	49,011	2,873
		3,617
Household Products 3.4%
Colgate-Palmolive	64,250	5,077
Kimberly-Clark	29,866	3,013
Procter & Gamble	30,932	4,433
		12,523

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Personal Care Products 0.7%
Kenvue	158,948	2,742
		2,742
Tobacco 1.2%
Philip Morris International	28,229	4,528
		4,528
Total Consumer Staples		25,912
ENERGY 8.4%
Energy Equipment & Services 0.5%
SLB	52,383	2,011
		2,011
Oil, Gas & Consumable Fuels 7.9%
Chevron	18,752	2,858
ConocoPhillips	52,453	4,910
EOG Resources	15,953	1,675
EQT	20,410	1,094
Expand Energy	24,235	2,675
Exxon Mobil	36,673	4,413
Kinder Morgan	8,127	224
Phillips 66	4,639	599
South Bow (2)	40,276	1,106
TC Energy (2)	28,560	1,571
TotalEnergies (2)	95,583	6,253
Williams	26,174	1,573
		28,951
Total Energy		30,962
FINANCIALS 23.2%
Banks 10.6%
Bank of America	113,547	6,245
Citigroup	66,035	7,705

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Fifth Third Bancorp	89,467	4,188
Huntington Bancshares	220,334	3,823
JPMorgan Chase	22,729	7,324
U.S. Bancorp	92,330	4,927
Wells Fargo	51,213	4,773
		38,985
Capital Markets 2.7%
Charles Schwab	71,278	7,122
Morgan Stanley	3,983	707
State Street	16,472	2,125
		9,954
Consumer Finance 0.2%
Capital One Financial	2,604	631
		631
Financial Services 2.3%
Apollo Global Management	6,825	988
Corebridge Financial	36,022	1,087
Equitable Holdings	97,427	4,642
Fiserv (1)	18,121	1,217
Global Payments	6,173	478
		8,412
Insurance 7.4%
Allstate	13,561	2,823
American International Group	58,071	4,968
Chubb	17,013	5,310
Hartford Insurance Group	14,337	1,975
Loews	44,023	4,636
MetLife	98,111	7,745
		27,457
Total Financials		85,439

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
HEALTH CARE 13.7%
Biotechnology 0.3%
Biogen (1)	6,543	1,152
		1,152
Health Care Equipment & Supplies 3.7%
Becton Dickinson & Company	28,716	5,573
Medtronic	32,559	3,128
Zimmer Biomet Holdings	52,368	4,709
		13,410
Health Care Providers & Services 4.8%
Cardinal Health	1,033	212
Cigna	11,730	3,228
CVS Health	63,311	5,024
Elevance Health	16,581	5,813
Humana	1,930	494
UnitedHealth Group	8,823	2,913
		17,684
Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific	3,628	2,102
		2,102
Pharmaceuticals 4.3%
AstraZeneca, ADR	30,826	2,834
Bristol-Myers Squibb	33,732	1,820
Johnson & Johnson	8,399	1,738
Merck	33,227	3,497
Novo Nordisk, ADR	2,200	112
Sanofi, ADR	47,740	2,314
Viatris	285,416	3,553
		15,868
Total Health Care		50,216

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
INDUSTRIALS & BUSINESS SERVICES 13.1%
Aerospace & Defense 4.7%
Boeing (1)	31,426	6,823
GE Aerospace	15,023	4,628
L3Harris Technologies	19,512	5,728
		17,179
Air Freight & Logistics 0.9%
United Parcel Service, Class B	32,890	3,263
		3,263
Electrical Equipment 0.8%
Rockwell Automation	7,086	2,757
		2,757
Ground Transportation 1.9%
CSX	108,470	3,932
Norfolk Southern	2,613	754
Union Pacific	10,353	2,395
		7,081
Industrial Conglomerates 0.2%
3M	5,014	803
		803
Machinery 3.4%
AGCO	14,973	1,562
Cummins	1,798	918
Dover	6,557	1,280
Fortive	56,287	3,108
Middleby (1)	6,663	990
Stanley Black & Decker	63,800	4,739
		12,597

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
Passenger Airlines 1.2%
Southwest Airlines	109,658	4,532
		4,532
Total Industrials & Business Services		48,212
INFORMATION TECHNOLOGY 10.3%
Electronic Equipment, Instruments & Components 0.6%
Ralliant	31,343	1,596
TE Connectivity	1,886	429
Teledyne Technologies (1)	382	195
		2,220
IT Services 0.7%
Accenture, Class A	9,533	2,558
		2,558
Semiconductors & Semiconductor Equipment 6.7%
Advanced Micro Devices (1)	11,953	2,560
Applied Materials	13,423	3,449
Intel (1)	56,983	2,103
NXP Semiconductors	25,300	5,492
QUALCOMM	45,789	7,832
Texas Instruments	18,977	3,292
		24,728
Software 2.3%
Microsoft	8,071	3,903
Salesforce.com	17,322	4,589
		8,492
Total Information Technology		37,998

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
MATERIALS 2.9%
Chemicals 1.0%
CF Industries Holdings	48,706	3,767
		3,767
Containers & Packaging 1.4%
Avery Dennison	4,186	761
International Paper	113,136	4,457
		5,218
Paper & Forest Products 0.5%
West Fraser Timber (2)	28,416	1,736
		1,736
Total Materials		10,721
REAL ESTATE 3.4%
Industrial REITs 0.6%
Rexford Industrial Realty, REIT	55,600	2,153
		2,153
Residential REITs 1.4%
Equity Residential, REIT	75,492	4,759
Sun Communities, REIT	4,666	578
		5,337
Specialized REITs 1.4%
PotlatchDeltic, REIT	12,007	478
Rayonier, REIT	82,931	1,795
Weyerhaeuser, REIT	114,271	2,707
		4,980
Total Real Estate		12,470

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
UTILITIES 6.0%
Electric Utilities 4.0%
Alliant Energy	40,900	2,659
NextEra Energy	38,704	3,107
PG&E	5,840	94
Southern	83,815	7,308
Xcel Energy	20,183	1,491
		14,659
Multi-Utilities 2.0%
Ameren	36,228	3,618
Dominion Energy	8,871	520
Sempra	38,128	3,366
		7,504
Total Utilities		22,163
Total Miscellaneous Common Stocks 0.1% (3)		255
Total Common Stocks (Cost $336,082)		364,595
CONVERTIBLE PREFERRED STOCKS 0.3%
UTILITIES 0.3%
Electric Utilities 0.3%
Southern (1)(2)	18,374	925
Total Utilities		925
Total Convertible Preferred Stocks (Cost $927)		925
SHORT-TERM INVESTMENTS 0.6%
Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, 3.74% (4)	2,160,656	2,161
Total Short-Term Investments (Cost $2,161)		2,161

T. ROWE PRICE EQUITY INCOME ETF

	Shares	$ Value
(Cost and value in $000s)
SECURITIES LENDING COLLATERAL 1.6%
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 1.6%
Money Market Funds 1.6%
T. Rowe Price Treasury Reserve Fund, 3.75% (4)(5)	5,919,799	5,920
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		5,920
Total Securities Lending Collateral (Cost $5,920)		5,920
Total Investments in Securities 101.5% of Net Assets (Cost $345,090)		$373,601

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	See Note 4. All or a portion of this security is on loan at December 31, 2025.
(3)	The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(4)	Seven-day yield
(5)	Affiliated Companies
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE EQUITY INCOME ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2025. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—	$—	$—++
T. Rowe Price Treasury Reserve Fund	—	—	—++
Totals	$—#	$—	$—+

Supplementary Investment Schedule
Affiliate	Value 12/31/24	Purchase Cost	Sales Cost	Value 12/31/25
T. Rowe Price Government Reserve Fund	$5,396	¤	¤	$—
T. Rowe Price Treasury Reserve Fund	—	¤	¤	5,920
	Total			$5,920^

++	Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.
#	Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
+	Investment income comprised $0 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $5,920.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

December 31, 2025
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $345,090)	$373,601
Dividends receivable	521
Variation margin receivable on futures contracts	66
Other assets	2
Total assets	374,190
Liabilities
Obligation to return securities lending collateral	5,920
Investment management and administrative fees payable	165
Total liabilities	6,085
NET ASSETS	$368,105
Net Assets Consists of:
Total distributable earnings (loss)	$25,451
Paid-in capital applicable to 8,160,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the Corporation authorized	342,654
NET ASSETS	$368,105
NET ASSET VALUE PER SHARE	$45.11
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

    STATEMENT OF OPERATIONS

($000s)
Year Ended
12/31/25
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $93)	$7,574
Securities lending	21
Interest	2
Total income	7,597
Investment management and administrative expense	1,698
Net investment income	5,899
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(3,004)
In-kind redemptions	22,550
Futures	65
Net realized gain	19,611
Change in net unrealized gain / loss on securities	14,817
Net realized and unrealized gain / loss	34,428
INCREASE IN NET ASSETS FROM OPERATIONS	$40,327
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year Ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets
Operations
Net investment income	$5,899	$3,843
Net realized gain	19,611	12,452
Change in net unrealized gain / loss	14,817	3,406
Increase in net assets from operations	40,327	19,701
Distributions to shareholders
Net earnings	(5,945)	(3,862)
Capital share transactions*
Shares sold	137,826	143,809
Shares redeemed	(67,902)	(36,300)
Increase in net assets from capital share transactions	69,924	107,509
Net Assets
Increase during period	104,306	123,348
Beginning of period	263,799	140,451
End of period	$368,105	$263,799
*Share information (000s)
Shares sold	3,235	3,540
Shares redeemed	(1,585)	(875)
Increase in shares outstanding	1,650	2,665
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME ETF

    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Income ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of dividend income and long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –  SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions

T. ROWE PRICE EQUITY INCOME ETF

are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE EQUITY INCOME ETF

NOTE  2  –  VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial

T. ROWE PRICE EQUITY INCOME ETF

instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford the greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
On December 31, 2025, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE EQUITY INCOME ETF

NOTE  3  –  DERIVATIVE INSTRUMENTS
During the year ended December 31, 2025, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement or delivery of cash or other assets. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.
As of December 31, 2025, the fund held no derivative instruments.
The amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2025 and related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
(000s) Location of Gain (Loss) on Statement of Operations
Futures
Realized Gain (Loss)
Equity derivatives	$65

T. ROWE PRICE EQUITY INCOME ETF

Futures Contracts
The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, and foreign currencies; as an efficient means of adjusting exposure to all or part of a target market; or as a cash management tool. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the accompanying Statement of Operations. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2025, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.
NOTE  4  –  OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Securities Lending
The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned

T. ROWE PRICE EQUITY INCOME ETF

securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Any non-cash collateral received cannot be sold, re-invested or pledged by the fund, except in the event of borrower default. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2025, the value of loaned securities was $8,381,000; the aggregate value of collateral was $8,645,000 and consisted of cash collateral and related investments of $5,920,000 and U.S. government securities of $2,725,000.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $100,979,000 and $53,525,000, respectively, for the year ended December 31, 2025. Portfolio securities received and delivered through in-kind transactions aggregated $87,931,000 and $65,804,000, respectively, for the year ended December 31, 2025.
NOTE  5  –  FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

T. ROWE PRICE EQUITY INCOME ETF

Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	December 31,	December 31,
	2025	2024
Ordinary income (including short-term capital gains, if any)	$5,945	$3,862
At December 31, 2025, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$345,277
Unrealized appreciation	$45,525
Unrealized depreciation	(17,201)
Net unrealized appreciation (depreciation)	$28,324
At December 31, 2025, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Net unrealized appreciation (depreciation)	$28,324
Loss carryforwards and deferrals	(2,873)
Total distributable earnings (loss)	$25,451
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.

T. ROWE PRICE EQUITY INCOME ETF

NOTE  6  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE  7  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an annual all-inclusive fee equal to 0.54% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price Fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2025, approximately 39% of the fund’s outstanding shares were held by Price Funds and accounts.
Effective November 12, 2025, cash collateral from securities lending, if any, is invested in the T. Rowe Price Treasury Reserve Fund (the Price Reserve Fund), a money market fund offered as a short-term investment option to mutual funds,

T. ROWE PRICE EQUITY INCOME ETF

trusts, and other accounts managed by Price Associates or its affiliates and is not available for direct purchase by members of the public. Prior to November 12, 2025, cash collateral from securities lending, if any, was invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Fund does not pay investment management fees.
As of December 31, 2025, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,137,470 shares of the fund, representing 14% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2025, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2025.
NOTE  8  –   SEGMENT REPORTING
Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker (CODM) in deciding how to allocate resources and assess performance. The Management Committee of Price Associates acts as the fund’s CODM. The fund makes investments in accordance with its investment objective as outlined in the Prospectus and is considered one reportable segment because the CODM allocates resources and assesses the operating results of the fund on the whole.
The fund’s revenue is derived from investments in a portfolio of securities. The CODM allocates resources and assesses performance based on the operating results of the fund, which is consistent with the results presented in the statement of operations, statement of changes in net assets and financial highlights. The CODM compares the fund’s performance to its benchmark index and evaluates the positioning of the fund in relation to its investment objective. The measure of segment assets is net assets of the fund which is disclosed in the statement of assets and liabilities.

T. ROWE PRICE EQUITY INCOME ETF

The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The financial statements include all details of the segment assets, segment revenue and expenses; and reflect the financial results of the segment.
NOTE  9  –   OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.

T. ROWE PRICE EQUITY INCOME ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Equity Income ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Equity Income ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE EQUITY INCOME ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 18, 2026
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE EQUITY INCOME ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/25
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $6,755,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $6,229,000 of the fund’s income qualifies for the dividends-received deduction.

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1307 Point Street
Baltimore, Maryland 21231
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
T. Rowe Price Investment Services, Inc.
ETF787-050 02/26

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration paid to Directors is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

If applicable, see Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Listing standards relating to recovery of erroneously awarded compensation: not applicable.

(3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 18, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 18, 2026

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 18, 2026